UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934


                                 August 1, 2005
                               ------------------
                Date of Report (Date of earliest event reported)

                              OHIO VALLEY BANC CORP
                           ------------------------
             (Exact name of registrant as specified in its charter)

                                      Ohio
                                     ------
                 (State or other jurisdiction of incorporation)

                   0-20914                       31-1359191
                  ---------                     ------------
          (Commission File Number)  (IRS Employer Identification No.)

                    420 Third Avenue, Gallipolis, Ohio 45631
                   ------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (740) 446-2631

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 8.01 - Other Events
------------------------

On July 19, 2005, the Board of Directors of Ohio Valley Banc Corp., (the "Company"), authorized the repurchase of up to 175,000 shares of the Company's common stock through open market and privately negotiated purchases. All purchases will be made by the Company between August 16, 2005 and February 16, 2006, unless the Company's Board of Directors extends the program. The timing of the purchases, the prices paid and actual number of shares purchased will depend upon market conditions and limitations imposed by applicable federal securities laws.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              OHIO VALLEY BANC CORP.


Date: August 1, 2005                     By   /s/ Jeffrey E. Smith
                                              -------------------------------
                                              Jeffrey E. Smith, President and
                                              Chief Executive Officer







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